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                                                                    EXHIBIT 10.8

                                 Shen (Nan) No. 0053646
                                 Contract Registration/Filing No.: Nan KA 001831

                                  THE CONTRACT

                         FOR LEASE OF BUILDING PROPERTY

                            IN SHENZHEN MUNICIPALITY

      Prepared by the Shenzhen Municipal Administrative Office of Building
                                 Property Lease

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                              POINTS FOR ATTENTION
    IN THE REGISTRATION (FILING) OF A CONTRACT FOR LEASE OF BUILDING PROPERTY

1. Documents to be submitted in connection of the formalities of registration (filing) of a contract for lease of building property:

     (1) the certificate of title to the building property or other valid certificate in evidence of the title (use right) to such building property (the original shall be submitted to the registration authority and a copy shall be left therewith);

     (2) the certificates of identity or legal status of the lessor and the lessee, including:

          a. in the case of an organization

          the document of establishment or license of business of such organization (the original shall be submitted to the registration authority and a copy shall be left therewith);

          the original of the certificate in evidence of the capacity of the legal representative as such; and

          the ID card of the legal representative (the original shall be submitted to the registration authority and a copy shall be left therewith) and the original of the letter of authorization issued by the legal representative (if the legal representative a foreign national, such letter of authorization shall be notarized or authenticated in accordance with the relevant provisions).

          b. in the case of an individual

          the certificate of identity or legal status of the lessor (the original shall be submitted to the registration authority and a copy shall be left therewith);

          if the building property to be leased is to be used for residential purposes and the lessee is a women of child-bearing age (20 to 49), the certificate of conpliance of the floating population with provisions on marriage and child-bearing issued by the family-planning agency at the town/subdistrict where such women now resides after such agency has made a proper examination thereof.

     (3) If the building property to be leased is placed in trust, the letter of authorization and the certificate of identity of the trustee need to be submitted; if the building property to be leased is under common ownership, the certificate of consent of all the co-owners to such lease and the letter of authorization signed by them shall be submitted.

     (4)  the contract for lease of building property


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2.   Notes on the filing of a contract for lease of building property for the record:

     In accordance with the provisions of Article 6 and the second paragraph of
     Article 7 of the Regulations of the Shenzhen Special Economic Zone for Lease of Building Property, if any building property to be leased can not be registered in accordance with the provisions of these regulations, the interested party should go through the formalities for filing such lease with the authority in charge for the record on the strength of the documents related to the building property to be leased and the certificate of identity of the interested party.


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                   The Contract for Lease of Building Property

Lessor (Party A): Shenzhen Zhongguan Company Limited

Address: 11th and 12th Floors of Zhongguan Building, [_], Nanshan District

Postal Code: 518055

Authorized Agent: ____________/____________

Address: _________________/________________

Postal Code: _______________/______________

Lessor (Party B): Shenzhen Mindray Biomedical Electronics Co., Ltd.

Address: Mindray Building, Twelfth Science Road South, Hi-tech Industrial Park,
         Nanshan District

Postal Code: 518057

No. of Business License or ID Card: Qi Gu Yue Shen Zong Zi No.109722

Authorized Agent: Ma Shuhan

Address: __________________/_______________

Postal Code: _______________/______________

     In accordance with the Contract Law of the People's Republic of China, the Law of he People's Republic of China on Administration of Urban Real Estate and the Regulations of the Shenzhen Special Economic Zone for Lease of Building Property and the detailed rules for implementing these regulations, through consultation Party A and Party B have come to agree to enter into this contract.

     ARTICLE 1 Party A shall lease to Party B the building property located at the 1st floor and the eastern end of the 4th floor of Building A2 and, North Honghualing Industrial Zone, Liuxian Avenue, Nanshan District, Shenzhen Municipality (hereinafter referred to as the "Leased Property"). The floor space of the Leased Property totals 30,60 square meters and the floors of the building total six.

     The holder of title to the Leased Property is Shenzhen Zhongguan Company Limited and the name and number of the certificate of title to the Leased Property or other valid certificate in evidence of the title (use right) thereto is ___________/___________.

     ARTICLE 2 The rent of the Leased Property (hereinafter referred to as the "Rent") shall be RMB (or in words, RMB) per square meter per month and the monthly Rent shall total RMB 56,304 (or in words, RMB fifty-six thousand three hundred and four).


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     ARTICLE 3 By July 27, 2005 Party B shall first pay the Rent in the amount of RMB 117,608 (or in words, RMB one hundred and seventeen thousand six hundred and eight).

     ARTICLE 4 Party B shall pay Party A the Rent

     [X]  by the tenth day of each month;

     and, upon receipt of the Rent, Party A shall issue an invoice to Party B for the tax purpose.

     (The parties shall jointly choose one of the four options as set forth above and a tick shall be put before the option chosen.)

     ARTICLE 5 Party B's lease of the Leased Property shall start as of August 1, 2005 and end on July 31, 2009.

     The term of the lease as specified in the preceding paragraph shall not exceed the approved term of the land use with respect to the Leased Property and the excess of the term of the lease over the approved term of the land use (if any) shall be invalid. If any losses result from such excess and the parties have previously reached an agreement on such losses, such agreement shall prevail; if there is no such agreement, such losses shall be borne by Party A.

     ARTICLE 6 The Leased Property shall be used as a factory building.

     If Party B wishes to use the Leased Property for any other purpose, it shall first obtain written consent from Party A and make an application to the authority in charge of administration of real property for approval of the change of the purpose of the Leased Property. Party B shall not change the purpose of the Leased Property until such approval is granted.

     ARTICLE 7 By August 1, 2005, Party A shall have delivered the Leased Property to Party B and carried out the procedure for such delivery.

     If Party A fails to deliver the Leased Property by the deadline as specified in the preceding paragraph, Party B may require that the term of this contract be correspondingly extended and the parties shall sign an written agreement to confirm such extension and file such agreement to the contract registration authority for the record.

     ARTICLE 8 At the time of delivery of the Leased Property, the parties shall jointly recognize the existing condition of the Leased Property and auxiliary facilities therein and the property ancillary to the Leased Property and set forth such condition and property in the attachment to this contract.


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     ARTICLE 9 At the time delivery of the Leased Property, Parry A may require that Party B pay it a deposit as security for performance of the lease, the amount of which shall not exceed three months' Rent, i.e. RMB 117,608 (or in words, RMB one hundred and seventeen thousand six hundred and eight).

     Upon receipt of such deposit, Party A shall issue an invoice to Party B.

     Party A shall return the deposit to Party B if the following conditions are satisfied:

     Only one of the conditions needs to be satisfied;

     All the conditions shall be satisfied.

     (The parties shall jointly choose one of the two options as set forth above and a tick shall be put before the option chosen.)

     Party A need not return the deposit to Party B if any of the following events occurs:

     ARTICLE 10 During the term of the lease, Party A shall be obligated to pay the fee for use of the land covered by the Leased Property as well as taxes, administrative fee, and fee for that may be payable in connection with the lease of the Leased Property; Party B shall be obligated to pay expenses that may be incurred for the supply of power and water to the Leased Property, the cleaning and management thereof, and, in connection with the use of the Leased Property.

     ARTICLE 11 Party A shall ensure the Leased Property as delivered by it will serve the purpose of the lease and the safety of such property will be in compliance with the relevant provisions of laws, regulations or rules.

     If Party B suffers any personal injuries or property damages in the Leased Property by Party A's intention or through its neglect, Party B shall have the right to require that Party A make it an appropriate compensation for such injuries or damages.

     ARTICLE 12 Party B shall make proper use of the Leased Property and the auxiliary facilities therein and shall not use the Leased Property in engaging in any illegal activities. Party


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A shall not interfere in, or get in the way of, Party B's normal and proper use of the Leased Property.

     ARTICLE 13 If any damage or failure that poses a threat to the safety of the Leased Property or any of the auxiliary facilities therein or constitutes a hindrance to the normal use thereof happens to the Leased Property or any of the auxiliary facilities therein through no fault on Party B's part during its use thereof, Party B shall promptly notify Party A of such damage or failure and take every effective measures possible to prevent the further spread of such damage or failure; within 5 days of receipt of Party B's notice, Party A shall repair such damage or rectify such failure or authorize Party B to do so on its behalf. If Party B can not notify Party A of such damage or failure or, upon receipt of Party B's notice, Party A fails to perform its obligation to repair such damage or rectify such failure within the time limit as specified above, Party B may do so in Party A's place after it has filed such damage or failure with the contract registration authority for the record.

     If any repair must be done immediately upon occurrence of any emergency, Party B shall first do such repair on Party A's behalf and promptly notify Party A thereof.

     Expenses for repairs that may be incurred in any of the situations as described in the preceding two paragraphs (including any reasonable expenses Party B may incur in connection with any repairs it does on Party A's behalf or Party B's efforts to prevent the further spread of any damage or failure that has occurred) shall be borne by Party A. If Party B fails to perform its obligation to promptly notify Party A of such damage or failure or to take every effective measure possible to prevent the further spread of such damage or failure as specified in the preceding two paragraphs, as a result of which such spread occurs in the end, any expenses that may be incurred in connection with the repair or rectification of any damage or failure that may be caused by such spread shall be borne by Party B itself.

     ARTICLE 14 If any damage or failure that poses a threat to the safety of the Leased Property or any of the auxiliary facilities therein happens to the Leased Property or any of the auxiliary facilities therein through Party B's improper or unreasonable use thereof, Party B shall promptly notify Party A of such damage or failure and repair such damage or rectify such failure or make compensation therefor. If Party B refuses to do such repair or carry out such rectification, Party A may do so in Party B's place after it has filed such damage or failure with the contract registration authority for the record and the related expenses shall be borne by Party B.

     ARTICLE 15 If, during the term of this contract, Party A or Party B reconstructs, expands or fits out the Leased Property, Party A and Party B shall enter into a separate written agreement thereon.

     If any of the modifications of the Leased Property as specified in the preceding paragraph is subject to approval by the relevant authority, such modification shall not be commenced until the required approval is granted.

     ARTICLE 16


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     During the term of the lease, Party B may sublease all or part of the
Leased Property to a third party and carry out the procedure for registration of such sublease with the authority in charge of administration of building property lease, provided that the term of such sublease shall not exceed the term of the lease hereunder;

     During the term of the lease, Party B shall not sublease all or any part of the Leased Property to any third party, except with Party A's consent, in which case Party B may sublease all or part of the Leased Property to a third party and, on the strength of the written certificate of Party A's consent of such sublease, carry out the procedure for registration of such sublease with the authority in charge of administration of building property lease, provided that the term of such sublease shall not exceed the term of the lease hereunder;

     [X] During the term of the lease, Party B shall not sublease all or any part of the Leased Property to any third party.

     (The parties shall jointly choose any of the three options set forth above and a tick shall be put before the option chosen.)

     ARTICLE 17 If, during the term of the lease, Party A needs to transfer the title to any part or all of the Leased Property to any third party, it shall notify Party B of such transfer one month in advance and Party B shall have the right of first refusal to purchase the Leased Property on the same terms.

     If the title to the Leased Property is to be transferred to any third party, Party A shall be obligated to tell the transferee to continue to perform this contract at the time of execution of the contract for such transfer.

     ARTICLE 18 If any of the following events occurs during the term of this contract, this contract may be terminated or modified:

     (1) an event of force majeure has occurred, rendering it impossible for this contract to be performed;

     (2) the government is to requisition, purchase, recover or pull down the Leased Property; or

     (3) the parties have come to agree thereto through consultation.

     ARTICLE 19 If any of the following events occurs, to make up for any losses that may result therefrom, Party A :

     [X]  may require that Party B make compensation for such losses,

     [X] need not refund the deposit paid as security for the performance of this lease, or may require that Party B pay a penalty for breach of contract in the amount of RMB (or in words, RMB).


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     (The parties shall choose through consultation one or more of the three options as set forth above and a tick/ticks shall be put before the option/options chosen.)

     (1) if Party B has defaulted on the Rent for more than 30 days (one month);

     (2) if Party B has defaulted on payment of the various fees and expenses in the amount of more than RMB fifty thousand, which may cause any losses to Party A;

     (3) if Party B has used the Leased Property in engaging in any illegal activities, which has caused any damage to the public interest or the interests of any third party;

     (4) if Party B has modified the structure or purpose of the Leased Property without authorization;

     (5) if, in violation of the provisions of Article 14 hereof, Party B has failed to assume the obligation with respect to the maintenance and repair of the Leased Property or to pay the expenses for such maintenance and repair, causing serious damage to the Leased Property or any of the facilities therein;

     (6) if Party B has fitted out the Leased Property without Party A's consent and approval by the relevant authority; or

     (7) if Party B has subleased the Leased Property to any third party without approval.

     In any of the events as described above, Party A may not only pursue Party B's liability for damages or breach of contract, but terminate this contract or propose to Party B that the terms of this contract be modified, depending on Party B's violations of this contract as described above.

     ARTICLE 20 If any of the following events occurs, to make up for any losses that may result therefrom, Party B may require that:

     [X]  Party A make compensation for such losses,

     [X] Party A refund twice the deposit paid by Party B as security for the performance of this lease, or

     Party A pay a penalty for breach of contract in the amount of RMB (or in words, RMB).

     (The parties shall choose through consultation one or more of the three options as set forth above and a tick/ticks shall be put before the option/options chosen.)

     (1) if Party A has delayed the delivery of the Leased Property for more than days (months);


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     (2) if Party A is in violation of the provisions of the first paragraph of
Article 11 hereof, rendering it impossible for Party B to achieve the purpose of the lease hereunder;

     (3) if, in violation of the provisions of Article 13 hereof, Party A has failed to assume the obligation with respect to the maintenance and repair of the Leased Property or to pay the expenses for such maintenance and repair; or

     (4) if Party A has reconstructed, expanded or fitted out the Leased Property without Party B's consent or approval by the relevant authority.

     In any of the events as described above, Party B may not only pursue Party A's liability for damages or breach of contract, but terminate this contract (upon receipt of compensation for such damages, Party B shall notify Party A in writing thereof and return the Leased Property to Party A) or propose to Party A that the terms of this contract be modified, depending on Party A's violations of this contract as described above.

     For the period from Party A's receipt of Party B's notice to Party B's receipt of Party A's compensation, Party B need not pay Party A any Rent.

     ARTICLE 21 Within 5 days of termination hereof, Party B shall vacate the Leased property and return it to Party A. Party B shall ensure that the Leased Property and the auxiliary facilities therein will be in good condition (except for normal wear and tear) at the time of delivery. In addition, Party B shall pay off all the fees and expenses payable by it and go through the hand-over formalities.

     If Party B fails to vacate or return the Leased Property within the time limit as specified above, Party A shall have the right to recover the Leased Property and charge Party B double the Rent for the period that Party B occupies the Leased Property after expiration of the above-mentioned time limit.

     ARTICLE 22 If Party B needs to continue to lease the Leased Property after expiration of the lease hereunder, two months in advance of such expiration it shall propose to Party A that the lease be renewed, and Party B shall have the right of first refusal to lease the Leased Property on the same terms.

     If Party A and Party B reach an agreement on the renewal of the lease, they shall enter into a new contract for lease of the Leased Property and once again carry out the procedure for registration of the lease with the contract registration authority.

     ARTICLE 23 Party A and Party B shall conscientiously comply with all the provisions hereof. If either party is in violation of any of such provisions, it shall assume appropriate liability for breach of contract in accordance with the provisions hereof.

     ARTICLE 24 With respect to any matters uncovered herein, Party A and Party B may enter into a separate agreement in the attachment to this contract, which shall constitute part of


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this contract and shall have equal effect and validity with this contract after the parties have affixed their signatures and seals thereto.

     If, during the term of the lease, Party A and Party B reach an agreement on any modification of this contract, such agreement shall be registered with the original contract registration authority. Such agreement as has been registered thus shall have equal effect and validity with this contract.

     ARTICLE 25 If any dispute arises between Party A and Party B with respect to this contract, they shall try to settle such dispute through consultation. If such dispute fails to be settled through consultation, it may be referred to mediation by the authority that has registered this contract. If such mediation proves unsuccessful, too,

     [X] such dispute may be referred to arbitration by the Shenzhen Arbitration Commission;

     such dispute may be referred to arbitration by the Shenzhen branch of the China International Economic and Trade Arbitration Commission; or

     legal proceedings may be initiated in the people's court with respect to such dispute.

     (The parties shall choose through consultation one of the three options as set forth above and a tick shall be put before the option chosen.)

     ARTICLE 26 This contract shall become effective as of the date of its execution.

     Within ten days of execution hereof, Party A and Party B shall carry out the procedure for registration or filing hereof with the authority in charge.

     ARTICLE 27 The Chinese language version of this contract shall be deemed to be the original.

     ARTICLE 28 This contract is executed in four counterparts, one of which shall be kept by each of Party A, Party B, the contract registration authority, and any other relevant authority.

Party A

(The seal of Fan Huaming is affixed here)
-----------------------------------------
(Signature and/or Seal):                 (The seal of Shenzhen Zhongguan Company
                                         Limited is affixed here)

Legal Representative:

Contact Phone No.:   /
                   ------------------

Bank Account:       /
              -----------------------

               /
-------------------------------------
Authorized Agent (Signature and/or Seal)

                                                             Date: July 27, 2005


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Party B

            /s/ Xu Hang
------------------------------------
(Signature and/or Seal):                (The seal of Shenzhen Mindray Biomedical
                                        Electronics Co., Ltd. is affixed here)


----------------------------------------------
Legal Representative: (Signature)

Contact Phone No.:            /
                   ---------------------------

Bank Account:                /
              --------------------------------

               /
----------------------------------------------
Authorized Agent (Signature and/or Seal)

                                                               Date:
                                                                     -----------

Registrar or Filer
(Signature and/or Seal) :               (Signature)


          /s/ (illegible)
-------------------------------------


Contract Registration Authority
(Signature and/or Seal):


          /s/ (illegible)
-------------------------------------


                                        (The seal of the Administrative Office
                                        of Building Property Lease under the
                                        People's Government of Nanshan District,
                                        Shenzhen Municipality and the signature
                                        of Ye Weiming are affixed here)

                                                            Date: April 17, 2005


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